SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                               CURRENT INFORMATION

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 22, 1998


                       Algorhythm Technologies Corporation
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                        0-25276                  88-0320364
       ------------                   -----------            -----------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


5310 NW 33rd Avenue, Ft. Lauderdale, FL       33309
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(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code (954)739-7005


                    ----------------------------------------
         (Former name or former address, if changed since last report.)


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4.  Changes in Registrant's Certifying Accountant.

         On January 22, 1998 the Company dismissed Want & Ender CPA, P.C., 37 East 28th Street, New York, NY 10016, its independent accountant. That the dismissal was approved by the Company's Board of Directors.

         That the principal accountant's report on the financial statements for the past two years, 1996 and 1995, was modified for the uncertainty of a development stage company as well as a going concern.

         There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the diagreement(s) in connectin with its report.





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         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    ALGORHYTHM TECHNOLOGIES CORPORATION
                                    -----------------------------------
                                    REGISTRANT



Dated: January 26, 1998             /s/ Andrew Smith
                                    ---------------------------
                                    ANDREW SMITH, President

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